Supplement to the

Fidelity® International Enhanced Index Fund (FIENX), Fidelity Large Cap Core Enhanced Index Fund (FLCEX),
Fidelity Large Cap Growth Enhanced Index Fund (FLGEX), Fidelity Large Cap Value Enhanced Index Fund (FLVEX),
Fidelity Mid Cap Enhanced Index Fund (FMEIX), and Fidelity Small Cap Enhanced Index Fund (FCPEX)

Funds of Fidelity Commonwealth Trust II

STATEMENT OF ADDITIONAL INFORMATION

April 29, 2015

Effective October 1, 2015, FMR Co., Inc. serves as investment adviser for the funds. All references to Strategic Advisers, Inc. in the Statement of Additional Information are replaced with FMR Co., Inc.

GEIB-15-01  October 1, 2015
1.893855.110

Supplement to the
Fidelity® International Enhanced Index Fund, Fidelity Large Cap Core Enhanced Index Fund, Fidelity Large Cap Growth Enhanced Index Fund, Fidelity Large Cap Value Enhanced Index Fund, Fidelity Mid Cap Enhanced Index Fund, Fidelity Small Cap Enhanced Index Fund
April 29, 2015
Prospectus

Effective October 1, 2015, FMR Co., Inc. serves as investment adviser for the funds. All references to Strategic Advisers, Inc. in the prospectus are replaced with FMR Co., Inc.

The following information supplements information for Fidelity Mid Cap Enhanced Index Fund found in the "Shareholder Information" section under the heading "Selling Shares" on page 28.

  Redemptions by qualified funds of funds and qualified wrap programs that meet certain criteria, such as advance notice requirements and restrictions on trading frequency, and are approved by the fund's Treasurer.
GEI-15-02  October 1, 2015
1.857348.118